SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2002

HOSOI GARDEN MORTUARY, INC.

(Exact name of registrant as specified in its character)

Hawaii

(State or other jurisdiction of incorporation)

0-2288

(Commission File Number)

99-0088064

(IRS Employer Identification No.)

30 North Kukui Street, Honolulu, Hawaii 96817

(Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code (808) 538-3877

NA

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

This Amendment No. 1 to the Current Report on Form 8-K originally dated November 6, 2002, is being filed in order to include the historical financial statements of Garden Life Plan, Ltd. (GLP) and the unaudited pro forma financial information listed below.

On November 6, 2002, Hosoi Garden Mortuary, Inc. (HGM) completed the acquisition of the prearranged funeral plan business of GLP for a purchase price of $2,500,000.

The acquisition was made pursuant to an Purchase Agreement entered into between HGM and Hawaii Memorial Park Cemetery (HMPC) on November 6, 2002. The purchase price was determined by an arms-length negotiation between HGM and HMPC, and was funded with cash delivered by HGM . The acquired assets were used by GLP in its prearranged funeral business, and will be used by HGM in substantially the same manner.

For a more complete description of the terms of the acquisition, please refer to the Purchase Agreement, which is attached as an Exhibit to this report.

Item 7. Financial Statements and Exhibits

(a) Financial statements of the business acquired.

The following financial statements of GLP are included in this report:
Balance Sheets as of May 31, 2002 and 2001
Statements of Operations and Deficit in Retained Earnings for the years ended May 31, 2002 and 2001
Statements of Cash Flows for the years ended May 31, 2002 and 2001
Notes to the Financial Statements.

(b) Pro forma financial information

The following unaudited pro forma condensed financial information is being filed herewith:
Unaudited pro forma Condensed Combined Balance Sheet as of August 31, 2002
Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended August 31, 2002
Unaudited pro forma Condensed Combined Statements of Operations for the twelve months ended May 31, 2002
Notes to Condensed Combined Financial Statements

(c) Exhibit

Exhibit No. 1 Purchase Agreement by and between HGM and HMPC dated November 6, 2002.

Item 7. (a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

INDEX TO FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

  Report of Independent Accountant
  Combined Balance Sheets as of May 31, 2002 and 2001 and November 30, 2002 (Unaudited)
  Combined Statements of Operations and Deficit in Retained Earnings for the years ended May 31, 2002 and 2001 and the six months ended November 30, 2002 (Unaudited)
  Combined Statements of Cash Flows for the years ended May 31, 2002 and 2001 and the six months ended November 30, 2002 (Unaudited)
  Notes to the Combined Financial Statements.

GARDEN LIFE PLAN, LTD.
FINANCIAL STATEMENTS WITH INDEPENDENT AUDITORS' REPORT
Years Ended May 31, 2002 and 2001

Nishihama & Kishida, CPA's, Inc.

Pacific Tower

1001 Bishop Street, Suite 1760

Honolulu, Hawaii 96813-3696

Telephone (808) 524-2255

Fax (808) 523-2090

INDEPENDENT AUDITORS' REPORT

To the Board of Directors

Garden Life Plan, Ltd.

We have audited the accompanying balance sheets of Garden Life Plan, Ltd. (a Hawaii Corporation) as of May 31, 2002 and 2001, and the related statements of operations and deficit in retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Garden Life Plan, Ltd. as of May 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/S/ Nishihama & Kishida, CPA's, Inc.

Honolulu, Hawaii

June 22, 2001

Garden Life Plan, Ltd.
BALANCE SHEETS
May 31, 2002 and 2001
	May 31, 2002	May 31, 2001	August 31, 2002 (unaudited)
ASSETS
Cash	$ 212,482	$ 780,783	$ 84,003
Marketable securities	624,728	1,021,456	757,728
Funeral contracts receivable, less allowance for cancellation and uncollectible accounts of $542,517 in 2002 and $548,072 in 2001	3,971,330	4,794,182	3,970,761
Income tax receivable	606,361	70,000	606,361
Deferred acquisition costs	4,731,115	4,776,160	4,687,061
Deferred tax assets	3,341,000	3,242,000	3,341,000
Certificate of deposit - restricted	50,000	50,000	50,000
Amounts held by trust	23,033,104	21,934,031	22,847,084
	$36,570,120	$36,668,612	$36,343,998
LIABILITIES AND STOCKHOLDERS' DEFICIENCY
LIABILITIES
Accounts payable and accrued liabilities	$ 141,248	$ 159,292	$ 142,420
Charter member payable	72,777	78,061	73,277
Income tax payable	-	-	-
Deferred revenues
30% of contracts outstanding	8,938,746	9,013,999	8,858,647
70% of contracts outstanding	20,247,091	20,613,567	20,061,072
Deferred trust investment income	8,121,613	7,922,105	8,176,150
Total Liabilities	37,521,475	37,787,024	37,311,566
STOCKHOLDERS' DEFICIENCY
Common Stock authorized, issued, and outstanding, 1,000 shares of non par value	1,000	1,000	1,000
Deficit in retained earnings	(952,355)	(1,119,412)	(968,568)
Total stockholders' deficiency	(951,355)	(1,118,412)	(967,568)
	$36,570,120	$36,668,612	$36,343,998

See accompanying notes to financial statements.

Garden Life Plan, Ltd.
STATEMENTS OF OPERATIONS AND DEFICIT IN RETAINED EARNINGS
	Year Ended May 31,		Three Months Ended August 31,
	2002	2001	2002 (unaudited)	2001 (unaudited)
REVENUES
Pre-need funeral contracts serviced
30% of contract price	$ 296,607	$ 301,950	$ 75,009	$ 77,662
70% of contract price	692,083	612,325	186,020	181,212
	988,690	914,275	261,029	258,874
Trust earnings on contracts	312,000	303,000	79,115	85,000
Interest	41,822	78,739	5,681	13,041
Other	11,945	22,857	89	3,236
	1,354,457	1,318,871	345,914	360,151
COST AND EXPENSES
Funeral service costs	692,083	612,325	186,020	181,212
Selling expenses	215,506	205,078	44,095	56,722
General and administration expenses	386,976	399,933	36,837	94,638
	1,294,565	1,217,336	266,952	332,572
Earnings before income taxes	59,892	101,535	78,962	27,579
INCOME TAXES
Current tax expense (benefit)	(8,165)	419,988	95,175	18,255
Deferred tax benefit	(99,000)	(517,000)		(46,000)
	(107,165)	(97,012)	95,175	(27,745)
Net earnings	167,057	198,547	(16,213)	55,324
Deficit in retained earnings at beginning of year	(1,119,412)	(1,317,959)	(952,355)	(1,119,412)
Deficit in retained earnings at end of year	$ (952,355)	($1,119,412)	$ (968,568)	$ (1,064,088)

See accompanying notes to financial statements

Garden Life Plan, Ltd.
COMBINED STATEMENTS OF CASH FLOWS
Years ended May 31,		Three months ended August 31,
2002	2001	2002	2001
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
Cash flows from operating activities
Net earnings (loss)	$ 167,057	$ 198,547	$ (16,213)	$ 55,324
Adjustment to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation	-	6,312	-	-
Net deferred income taxes	(99,000)	(517,000)	-	(46,000)
(Increase) decrease in:
Funeral contracts receivable	822,852	637,170	(94,605)	59,225
Deferred acquisition costs	45,045	(110,160)	44,054	(58,981)
Income taxes receivable	(536,361)	(70,000)	-	(37,960)
Assets held by trust	(1,099,073)	(1,630,835)	186,020	(359,215)
Increase (decrease) in:
Accounts payable and accrued liabilities	(18,044)	13,772	1,172	(3,163)
Charter member payable	(5,284)	(34,463)	500	-
Deferred funeral contract revenue	(441,729)	517,756	(266,120)	190,161
Deferred trust investment income	199,508	1,475,521	54,538	(19,908)
Income taxes payable	-	(134,000)	95,175	-
Total adjustments	(1,132,086)	154,073	20,734	(275,841)
Net cash provided by (used in) operating activities	(965,029)	352,620	4,521	(220,517)
Cash flows from investing activities
Proceeds from maturities of marketable securities	498,385	1,458,670	-
Purchase of marketable securities	(101,657)	(1,606,772)	(133,000)	(205)
Net cash provided by (used in) investing activities	396,728	(148,102)	(133,000)	(205)
Net increase (decrease in cash)	(568,301)	204,518	(128,479)	(220,722)
Cash and cash equivalents at beginning of year	780,783	576,265	212,482	780,783
Cash and cash equivalents at end of year	$ 212,482	$ 780,783	$ 84,003	$ 560,061
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Income taxes	$ 423,500	$ 640,000	-	-

See accompany notes to financial statements

Garden Life Plan, Ltd.

NOTES TO FINANCIAL STATEMENTS

May 31, 2002 and 2001

NOTE A - NATURE OF BUSINESS

Garden Life Plan, Ltd. (the Company), was incorporated in 1968 under the laws of the State of Hawaii (State). The Company operates as a pre-need funeral authority licensed to sell pre-need funeral services in the State under Chapter 441 of the Hawaii Revised Statutes. Hawaiian Memorial Park Cemetery (HMPC) and Hosoi Garden Mortuary, Inc. (Hosoi) each own 50% of the outstanding voting common stock of the Company.

The Company acts as an agent for the individual contract holders who have purchased pre-need funeral service plans. The first 30% of payments collected for each contract sold is retained by the Company to cover its "acquisition costs" and is non-refundable. As a pre-need funeral authority, the Company is required to place in trust the remaining 70% of payments collected for each contract sold (the funeral reserve principal) on behalf of the individual contract purchasers (trustors). The Company has appointed Pacific Century Trust as the trustee of the funeral reserve principal but may appoint another trustee. The funeral reserve principal may be invested but shall not be diminished or withdrawn from trust except in payment of the pre-need services contracted for and provided to the deceased purchaser or designee or for the contractual refund to the purchaser.

Pacific Century Trust, as trustee, maintains the funeral reserve principal in two common trust funds and invests such funds as directed by the Company. Realized income and capital gains earned from the investment of the funeral reserve principal may be withdrawn from these common trust funds by the Company.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

(1) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Use of estimates include, but are not limited to accounting for the allowance for cancellations and uncollectible accounts, deferred revenue, deferred acquisition costs, and deferred tax assets. It is at least reasonably possible that the significant estimates used to calculate the allowance for cancellations and uncollectible accounts and deferred revenue will change within the next year due to policy changes made by the Company regarding the collection of funeral contract receivables and also the methods used by the Company to account for trust investment income.

(2) Cash and cash equivalents - The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

(3) Certificate of deposit - restricted - The certificate of deposit with a financial institution is required to be held by the State for the Company's license as a pre-need funeral authority.

Garden Life Plan

NOTES TO FINANCIAL STATEMENTS

May 31, 2002 and 2001

NOTE B - SIGNIFICANT ACCOUNTING POLICIES (Continued)

(4) Funeral contracts receivable - Approximately 25% of each contract sold is paid in cash with the remainder being paid under installment plans with varying terms that are generally due within 60 months.

(5) Deferred revenue - The first 30% of each contract is non-refundable and is retained by the Company to cover its "initial acquisition costs." Although 30% of the contract is non-refundable, the income is deferred until the funeral services are provided. The remaining 70% of the contract price is collected by the Company and deposited in trust. This funeral reserve portion of the contract is also deferred until the pre-need funeral service is performed.

The Company also defers all accumulated realized trust earnings generated by the funeral reserve principal until services are performed. The accumulated trust earnings consist primarily of reinvested dividends, interest, and capital gains on sales of securities. Upon performance of the pre-need funeral service contract, the investment earnings estimated to be attributable to the contract is recognized as income.

(6) Deferred acquisition costs - The Company defers all selling or "acquisition" costs associated with pre-need funeral contract sales. Deferred acquisition costs are expensed as funeral service costs when the pre-need funeral service is performed and the related revenue is recognized.

(7) Amounts held by trust - The amounts held by trust represent the cost basis of trust assets which consists of the accumulated funeral reserve principal on pre-need funeral service contracts outstanding and accumulated realized trust earnings that have not been withdrawn by the Company. Unrealized appreciation or depreciation of these investments have not been reflected in the accompanying financial statements.

(8) Marketable securities - The Company's marketable securities are held within a self-managed investment account that is not part of trust assets. The Company's investments consist of short-term government mutual fund. As such, the Company classifies marketable debt securities as "available for sale" and carries these investments at cost.

Garden Life Plan

NOTES TO FINANCIAL STATEMENTS

May 31, 2002 and 2001

NOTE B - SIGNIFICANT ACCOUNTING POLICIES (Continued)

(9) Income taxes - The provision for income taxes includes federal and state income taxes currently payable or receivable and those deferred because of temporary differences between the financial statement and tax basis of assets and liabilities.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due adjusted for deferred taxes related to differences between financial and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Garden Life Plan

NOTES TO FINANCIAL STATEMENTS

May 31, 2002 and 2001

NOTE C - AMOUNTS HELD BY TRUST

As the Company receives payments on pre-need funeral contracts, it is obligated to deposit amounts collected in excess of the first 30% of the contract price in trust. Information relating to the amounts held by trust as of May 31, 2002 and 2001, are summarized as follows:
	2002		2001
	Cost	Market Value	Cost	Market Value
EQUITY SECURITIES
Vanguard Fixed Income Security Fund
Intermediate Term US Treasury Portfolio	$2,268,505	$2,375,748	$2,129,673	$2,178,590
Dodge & Cox Stock Fund	1,872,060	2,070,617	2,000,106	2,235,359
Foreign Equity Fund	2,455,492	2,090,600	2,282,305	2,113,053
Pacific Capital Small Cap Fund	827,312	1,055,892	1,077,951	1,260,492
Pacific Capital Growth & Income Fund	2,456,561	1,926,556	2,474,493	2,264,504
Pacific Capital Growth Stock Fund	2,680,723	1,855,081	2,788,227	2,280,589
Putnam Voyager Fund	1,232,690	963,942	1,221,104	1,141,389
Vanguard/Windsor Fund	2,091,674	2,052,581	2,134,522	2,293,772
Total equity securities	15,885,017	14,391,017	16,108,381	15,767,748
DEBT SECURITIES - AMORTIZED COST
U.S. Treasury Obligations	1,527,851	1,537,249	1,700,921	1,667,544
U.S. Government Agencies	1,985,516	2,032,428	1,063,276	1,054,748
Corporate Bonds	2,107,766	2,121,782	2,751,295	2,731,586
Total debt securities	5,621,133	5,691,459	5,515,492	5,453,878
Investments held in trust	21,506,150	20,082,476	21,623,873	21,221,626
Cash held in trust	1,526,954	1,526,954	310,158	310,158
Total assets held in trust	$23,033,104	$21,609,430	$21,934,031	$21,531,784

The amortized cost and market value of debt securities at May 31, 2002 and 2001, by maturity, are shown below
	2002		2001
	Amortized Cost	Market Value	Amortized Cost	Market Value
Due after one year through five years	$2,942,406	$3,002,943	$2,744,091	$2,729,581
Due after five years through ten years	1,365,077	1,387,312	1,521,154	1,498,375
Due after ten years	1,313,850	1,301,204	1,250,247	1,225,922
	$5,621,333	5,691,459	5,515,492	5,453,878

Garden Life Plan, Ltd.

NOTES TO FINANCIAL STATEMENTS

May 31, 2002 and 2001

NOTE C - AMOUNTS HELD BY TRUST

The portion of trust assets representing funeral reserve principal at May 31, 2002 and 2001, are summarized as follows:
	2002	2001
Cost basis of amounts held by trust	$22,033,104	$21,934,031
Undistributed income held in trust	5,629,534	6,118,027
Funeral reserve principal held in trust	$16,403,570	$15,816,004

The principal held in trust may be invested but shall not be diminished or withdrawn except in payment of the pre-need services contracted for and provided to the deceased purchaser or designee or for the contractual refund to the purchaser. Undistributed income held in trust consists of income generated from investments made with principal held in trust such as realized gains, dividends, and interest income. These income amounts are accumulated and held in trust until distributed to the Company.

NOTE D - MARKETABLE SECURITIES

In July 1999, the Company established a self-managed investment account consisting of debt securities classified as held-to-date maturity. In April 2001, the Company repositioned its investments by purchasing units in a short-term government mutual fund classified as available-for-sale. The cost of this investment as of May 31, 2002 and 2001, totaled $624,728 and $1,021,456, respectively. Due to the short-term nature of the debt securities held in this mutual fund, fair value approximates cost.

NOTE E - INCOME TAXES

The Company's provision (benefit) for income taxes are summarized as follows:
	2002	2001
Current tax expense
Federal	$(3,348)	$369,589
State	(4,817)	50,399
	(8,165)	419,988
Deferred tax benefit
Federal	(75,000)	(408,000)
State	(24,000)	(109,000)
	(99,000)	(517,000)
	$(107,165)	$(97,012)

Garden Life Plan

NOTES TO FINANCIAL STATEMENTS

May 31, 2002 and 2001

NOTE E - INCOME TAXES (Continued)

The Company's current tax provision differs from the expense that would result from applying the federal statutory rates to earnings before income taxes primarily due to differences in trust earnings on contracts serviced reported for financial statements purposes and tax purposes.

The cumulative temporary differences related to the deferred tax assets and (liabilities) as of May 31, 2002 and 2001, are as follows:
	2002	2001
Reserve for funeral contract cancellations expensed for financial reporting purposes, not deductible for income tax purposes	$206,000	$18,000
Charter member payable expensed for financial reporting purposes, not deductible for income tax purposes	27,000	30,000
Deferred funeral revenue - 30% of contracts outstanding	3,397,000	3,425,000
Deferred trust investment income	1,504,000	1,584,000
Capital loss carry forward for state tax purposes	5,000	-
Deferred acquisition costs	(1,798,000)	(1,815,000)
Net deferred income tax assets	$3,341,000	$3,242,000

The Company's net deferred tax assets at May 31, 2002 and 2001, include the following components:
	2002	2001
Deferred tax assets	$5,139,000	$5,057,000
Deferred tax liabilities	(1,798,000)	(1,815,000)
Net deferred tax assets	$3,341,000	$3,242,000

The Company has not recorded a valuation allowance for the deferred tax assets as management believes that it is more likely than not that they will be ultimately realized.

NOTE F - RELATED PARTY TRANSACTIONS

Hosoi is the primary servicing mortuary. Payments made for services rendered on pre-need funeral contracts are made directly to Hosoi by the trustee.

Management fees of $43,000 and $159,500 were paid to HMPC for the years ended May 31, 2002 and 2001, respectively.

Garden Life Plan

NOTES TO FINANCIAL STATEMENTS

May 31, 2002 and 2001

NOTE G - CHARTER MEMBER PAYABLE

In October 1995, the Company's board of directors moved to compensate its charter members for relinquishing their status as charter members with a final distribution consisting of an option to receive either $250 in cash or a $500 coupon for future funeral services. Charter members were the original customers of the Company, who had received payments from the Company in prior years at the discretion of the board of directors. The option expired February 29, 1996, at which time all charter members who had not exercised the $250 cash option were mailed the $500 coupon for future funeral services. The Company will pay the servicing mortuary for such services upon the death of the charter member and the receipt of the issued coupon. In fiscal 1996, the Company accrued $210,500 for the estimated future services and, at May 31, 2002 and 2001, the accrual for the unredeemed coupons approximated $73,000 and $78,000, respectively.

NOTE H - CONTINGENT LIABILITIES

The Company has an agreement with Hosoi which gives the Company the exclusive right to solicit pre-need funeral service arrangements for service by Hosoi. This agreement also commits Hosoi to perform the funeral services that are the contractual obligations of the Company to the individual contract purchasers. This agreement expired in September 2001. However, Hosoi's responsibility to provide services under pre-need contracts sold prior to expiration of the agreement continues indefinitely.

When a prepaid funeral contract purchaser passes away, the Trustee is required to pay the designated mortuary service provider the related amount from the funeral reserve principal previously deposited in the common trusts. A contract purchaser also has the right to terminate the contract; in which case, the related amount in the funeral reserve principal must be refunded. The Company, as seller of the pre-need funeral service agreements, has the obligation to secure performance of the funeral service at no further cost to the prepaid funeral contract purchaser. Therefore, the Company is contingently liable for any costs in excess of funds available in the funeral reserve principal to provide alternate funeral services if Hosoi is unable to perform on its contractual obligation. Hosoi has given no indication that it will be unable to fully perform its obligations under the servicing mortuary agreement and has provided assurances that it will continue to service all preneed contracts sold prior to the expiration date of the servicing mortuary agreement. Accordingly, management has not undertaken to estimate the liability, if any, that may result from the excess of current and expected funeral service costs over the funeral reserve principal, if Hosoi is unable to perform.

Garden Life Plan

NOTES TO FINANCIAL STATEMENTS

May 31, 2002 and 2001

NOTE I - CONCENTRATION OF CREDIT RISK

The Company maintains its cash accounts in commercial banks and with the trustee located in the State. Cash balances of these accounts are insured up to $100,000 per account holder by the Federal Deposit Insurance Corporation (FDIC) or up to $500,000 (with a limit of $100,000 for cash) by the Securities Investors Protection Corporation (SIPC). In assessing its concentration of credit risk related to cash and cash equivalents, the Company places its cash and cash equivalents in commercial banks and with the trustee, which may at times exceed the insurance limits.

The required pro forma financial information is set forth below.

INDEX TO PRO FORMA FINANCIAL INFORMATION
Unaudited Pro Forma Condensed Combined Balance Sheets as of August 31, 2002
Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended August 31, 2002
Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended May 31, 2002
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION HOSOI

The following unaudited pro forma condensed combined financial statements and explanatory notes have been prepared to give effect to the acquisition of assets by Hosoi Garden Mortuary, Inc. (HGM) relating to Garden Life Plan. Ltd. (GLP) as if the acquisition had been completed on June 1, 2001 for statement of operations purposes, and August 31, 2002 for balance sheet purposes. The acquisition is to be accounted for as a purchase business combination as defined by Statement of Financial Accounting Standards No. 141. In accordance with Article 11 Regulation S-X under the Securities Act, an unaudited pro forma condensed combined balance sheet as August 31, 2002, and unaudited pro forma condensed combined statements of operations for the year ended May 31, 2002 and three months ended August 31, 2002, have been prepared to reflect the acquisition of the GLP by HGM.

The unaudited pro forma condensed combined balance sheets as of August 31, 2002 combines the unaudited consolidated balance sheet of HGM as of August 31, 2002 with the unaudited consolidated balance sheet of GLP as of the same date and gives effect to the acquisition as if it has occurred on August 31, 2002.

The unaudited pro forma condensed combined statements of operations for the year ended May 31, 2002 combines the statement of operations of HGM for the year ended May 31, 2002 with the statement of operations for the year ended May 31, 2002 of GLP and gives effect to the acquisition as if it had occurred on June 1, 2001. Certain reclassifications were made to the financial information of GLP to conform to HGM's presentation.

The unaudited pro forma condensed combined statements of operations for the three months ended August 31, 2002 combines the unaudited pro forma condensed combined statement of operations of HGM with the unaudited statement of operations of GLP for the three months ended August 31, 2002 and gives effect to the acquisition as if it had occurred on June 1, 2001.

The pro forma financial statements should be read in conjunction with (a) the historical consolidated financial statements of HGM as of May 31, 2002, and for each of the two years in the period ended May 31, 2002 and 2001; (b) the unaudited condensed combined financial statements of HGM as May 31, 2002 and for the three month periods ended August 31, 2002; and (d) the audited balance sheet of the GLP as of May 31, 2002, the audited statement of operations of GLP for the year ended May 31, 2002, the unaudited balance sheet of the GLP as of August 31, 2002, and the unaudited statement of operations of GLP for the three months ended August 31, 2002 included in this Report on Form 8-K.

The pro forma adjustments are preliminary and based on HGM management's estimates of the value of the tangible and intangible assets acquired and liabilities assumed. Based on the timing of the closing of the transaction and other factors, pro forma adjustments may differ materially from those presented in these pro forma financial statements. A change affecting the value assigned to assets acquired and liabilities acquired and/or assumed would result in a reallocation of purchase price and modifications to the pro forma adjustments. The statement of operations effect of these changes will depend on the nature and amount of the assets or liabilities adjusted.

The pro forma financial dates are intended for informational purposes only and are not necessarily indicative of the future financial positions or future results of operations of HGM after the acquisition or the financial position or results of operations had the acquisition actually been effected on June 1, 2001.

HOSOI GARDEN MORTUARY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF AUGUST 31, 2002
	HGM Historical	GLP Historical	Purchase Adjustment	Pro Forma Combined Total
ASSETS
Current Assets:
Cash and cash equivalents	$1,601,567	$ 84,003	-	$ 1,685,570
Short-term investments	903,166	-	-	903,166
Accounts receivable, net	322,059	4,065,936	(823,981)(a)	3,564,014
Income tax receivable	8,779	511,186	-	519,965
Inventories	195,733	-	-	195,733
Prepaid expenses and other current assets	63,919	-	-	63,919
Deferred tax assets, net	59,155	-	-	59,155
Total Current Asset	3,154,378	4,661,125	(823,981)	6,991,522
Investments	95,225	757,728	4,050(a)	857,003
Certificate of deposit-restricted	-	50,000	-	50,000
Property and equipment, net	1,384,452	-	-	1,384,452
Deferred income taxes, net	11,095	3,341,000	(255,118)(f)	3,096,977
Deferred acquisition costs	-	4,687,061	(2,343,531)(b)	2,343,530
Amounts held in trust	-	22,847,084	(1,625,870)(a)	21,221,214
Other long-term assets	286,846	-	-	286,846
Prearranged funeral contracts	42,550	-	-	42,550
Goodwill	-	-	2,083,755(c)	2,083,755
TOTAL ASSETS	$4,974,546	$36,343,998	$(2,960,695)	$ 38,357,849
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	332,841	142,420	-	475,261
Accrued liabilities	194,815	-	-	194,815
Charter member payable	-	73,277	(7,328)(a)	65,949
Total Current Liabilities	527,656	215,697	(7,328)	736,025
Deferred rent	29,219	-	-	29,219
Deferred revenues	42,550	-	-	42,550
Deferred prearranged funeral contract revenues	42,550	37,095,869	(5,453,368)(a) (b)	31,685,051
Accumulated losses of equity investee in excess of investment	483,782	-	(483,782)(d)	-
TOTAL LIABILITIES	1,125,757	37,311,566	(5,944,478)	32,492,845
Stockholders' Equity
Common stock	366,748	1,000	-	367,748
Accumulated other comprehensive income	(9,853)	-	-	(9,853)
Treasury stock	(81,282)	-		(81,282)
Retained earnings (deficit)	3,573,176	(968,568)	2,983,783	5,588,391
Total Stockholders' equity (deficit)	3,848,789	(967,568)	2,983,783	5,865,004
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,974,546	$36,343,998	$(2,960,695)	$ 38,357,849

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

HOSOI GARDEN MORTUARY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Three Months Ended August 31, 2002
	HGM Historical	GLP Historical	Purchase Adjustment	Pro Forma Combined Total
Revenues	797,936	345,914	(186,020)(e)	957,830
Cost of revenues	479,847	230,115	(186,020)(e)	523,942
Gross Profit	318,089	115,799	--	433,888
Operating expenses
Selling, general, and administrative	228,553	36,837	--	265,390
Operating Income	89,536	78,962	--	168,498
Other income (expense), net	21,467	--	--	21,467
Income Before Income Taxes and Equity in Earnings of Equity Investees	111,003	--	--	189,965
Income taxes (benefit)	41,969	95,175	--	137,144
Income Before Equity in Earnings of Equity Investees	69,034	(16,213)	--	52,821
Equity in earnings (loss) of equity investees	(8,106)	--	8,106(e)	--
Net Income	60,928	(16,213)	8,106	52,821
Earnings per share	.04	(16.21)		.03
Share used in per share calculation	1,611,198	1,000		1,611,178

The accompanying Notes are an integral part of these unaudited pro forma condensed combined financial statements.

HOSOI GARDEN MORTUARY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended May 31, 2002
	HGM Historical	GLP Historical	Purchase Adjustment	Pro Forma Combined Total
Revenues	$2,808,494	$1,354,457	(692,083)(e)	$3,470,868
Cost of revenues	1,860,330	907,589	(692,083)(e)	2,075,836
Gross Profit	948,164	446,868	--	1,395,032
Operating expenses
Selling, general, and administrative	885,400	386,976	--	1,272,376
Operating Income	62,764	59,892	--	122,656
Other income (expense), net	88,413	--	--	88,413
Income Before Income Taxes and Equity in Earnings of Equity Investees	151,177	59,892	--	211,069
Income taxes (benefit)	60,263	(107,165)	--	(46,902)
Income Before Equity in Earnings of Equity Investees	90,914	167,057	--	257,971
Equity in earnings of equity investees	102,837	--	83,529(e)	19,308
Net Income	$193,751	$167,057	(83,529)(e)	$277,279
Earnings per share	$0.12	$167.06		$0.17
Share used in per share calculation	1,624,482	1,000		1,624,482

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

HOSOI GARDEN MORTUARY, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS

(1) Basis of Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared by Hosoi Garden Mortuary, Inc. (HGM) pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, HGM believes that the disclosures are adequate to make the information pertinent.

The pro forma balance sheet was prepared by combining the unaudited condensed consolidated balance sheet data as of August 31, 2002 of HGM and the unaudited combined balance sheet as of August 31, 2002 of GLP assuming the acquisition had occurred on August 31, 2002. The unaudited pro forma condensed combined statement of operations for the three months ended August 31, 2002 has been prepared by combining the unaudited condensed combined statement of operations for the three months ended August 31, 2002 of HGM and the unaudited combined statement of operations for the three months ended August 31, 2002 of GLP assuming the acquisition had occurred on June 1, 2001. The unaudited pro forma statement of operations for the year ended May 31, 2002 has been prepared by combining the condensed operations data for the year ended May 31, 2002 of HGM and the statements of operations for the year ended May 31, 2002 of GLP assuming the acquisition had occurred on June 1, 2001.

The following represents the preliminary allocation of the purchase price as of November 30, 2002, and is for illustrative purposes only. Actual fair values will be based on appraisals to be conducted. Under the purchase method of accounting, the total estimated purchase price is allocated to GLP's net tangible and intangible assets acquired and liabilities assumed based upon their estimated fair value as of the date of completion of the merger. Based upon the estimated purchase price and the preliminary valuation, the preliminary purchase price allocation, which is subject to change based on HGM's final analysis, is as follows:
Purchase price allocation:
Net tangible assets acquired	$ 11,712,166
Net deferred taxes	1,415,382
Assumed liabilities	(12,711,303)
Goodwill	2,083,755
Total purchase price	$2,500,000

HOSOI GARDEN MORTUARY, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS

(2) Unaudited Condensed Combined Pro Forma Adjustments

(a) To allocate the purchase price of $2.5 million to the following balances for 50% of their fair value

Accounts receivable, net

Investments

Amounts held in trust

Charter member payable

Deferred revenues

(b) To write off 50% of deferred acquisition costs of $2,343,531 and deferred revenues of $4,429,323.

(c) To record goodwill of $2,083,755.

(d) To eliminate the historical accumulated losses of equity investee in excess of the investment in Garden Life Plan, Ltd. and equity in earnings (losses) of equity investee.

(e) To eliminate the intercompany funeral plan revenues and funeral plan cost paid to Hosoi Garden Mortuary, Inc.

(f) To adjust deferred income taxes asset to fair value.

HOSOI GARDEN MORTUARY, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS

(3) Unaudited Pro Forma Net Income per Share

The pro forma net income per share is computed by diving the net income by the weighted average number of shares outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2002

HOSOI GARDEN MORTUARY, INC.

/S/ Clifford Hosoi

Clifford Hosoi

President and Chief Executive Officer